UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 18, 2011
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 18, 2011, Hewlett-Packard Company (“HP”) issued a press release relating to its fiscal quarter ended July 31, 2011 entitled “HP Reports Third Quarter 2011 Results.” The text of this press release, with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information, and certain additional financial information, is furnished herewith as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), solely as a result of being included in Exhibit 99.1.

HP’s GAAP consolidated condensed statements of earnings for the three and nine months ended July 31, 2011, HP's GAAP consolidated condensed balance sheet as of July 31, 2011, and certain segment financial results for the three and nine months ended July 31, 2011 also are filed herewith as Exhibit 99.2. The information in Exhibit 99.2 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted earnings per share and gross cash. HP also provides forecasts of non-GAAP diluted earnings per share. A reconciliation of the adjustments to GAAP results for HP’s fiscal quarter ended July 31, 2011 and prior periods is included in the tables that are a part of Exhibit 99.1. In addition, an explanation of the ways in which HP management uses these non-GAAP measures to evaluate its business, the substance behind HP management’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP management compensates for those limitations, and the substantive reasons why HP management believes that these non-GAAP measures provide useful information to investors is included under “Use of Non-GAAP Financial Information” in Exhibit 99.1. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net earnings, diluted earnings per share, or cash and cash equivalents prepared in accordance with GAAP.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On August 18, 2011, HP announced that it will discontinue the manufacture and sale of all of its webOS hardware products, including its webOS smartphones and the HP TouchPad, and will explore strategic alternatives for the webOS software.  In connection with this decision, HP will record a one-time charge in its fourth fiscal quarter of 2011 of approximately $1 billion for restructuring and related shutdown costs.  Substantially all of these charges will be paid in HP’s fourth fiscal quarter.  In addition, as HP works through strategic alternatives for the WebOS software, HP will evaluate the goodwill and other intangible assets related to the WebOS business for any potential impairment and, if appropriate, recognize a related non-cash charge in the appropriate period.  The carrying value of the goodwill and other intangible assets related to the webOS software as of July 31, 2011 was approximately $1.2 billion.

Item 7.01	Regulation FD Disclosures.

On August 18, 2011, Hewlett-Packard Company (“HP”) announced pursuant to Rule 2.5 of the United Kingdom City Code on Takeovers and Mergers the terms of a recommended cash offer (the “Offer”) under which HP, through an indirect wholly-owned subsidiary, Hewlett-Packard Vision B.V. will acquire the entire issued and to be issued share capital of Autonomy Corporation plc  for £25.50 ($42.11) per share in cash.  HP’s press release announcing the Offer is attached hereto as Exhibit 99.3. The information in Exhibit 99.3 shall not be deemed filed for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into filings under the Securities Act.

Item 8.01	Other Events.

On August 18, 2011, HP announced that its Board of Directors has authorized the evaluation of strategic alternatives for its Personal Systems Group, including the exploration of the separation of its PC business into a separate company through a spin-off or other transaction.  HP’s press release announcing that decision is attached hereto as Exhibit 99.4.  The information in Exhibit 99.4 is filed for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended July 31, 2011 entitled “HP Reports Third Quarter 2011 Results and Initiates Company Transformation,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information and certain additional financial information (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for the three and nine months ended July 31, 2011, HP’s  GAAP consolidated condensed balance sheet as of July 31, 2011, and certain segment financial information for the three and nine months ended April 30, 2011 (filed herewith).

Exhibit 99.3	Text of HP’s press release entitled “HP to Acquire Leading Enterprise Information Management Software Company Autonomy Corporation plc” (furnished herewith).

Exhibit 99.4	Text of HP’s press release entitled “HP to Evaluate Strategic Alternatives for Personal Systems Group” (filed herewith).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: August 18, 2011	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1
Text of HP’s press release relating to its fiscal quarter ended July 31, 2011 entitled “HP Reports Third Quarter 2011 Results and Initiates Company Transformation,” with the related GAAP consolidated condensed statements of earnings, GAAP consolidated condensed balance sheets, adjustments to certain GAAP financial information, GAAP consolidated condensed statements of cash flows, certain segment and business unit information and certain additional financial information (furnished herewith).

Exhibit 99.2
HP’s GAAP consolidated condensed statements of earnings for the three and nine months ended July 31, 2011, HP’s  GAAP consolidated condensed balance sheet as of July 31, 2011, and certain segment financial information for the three and nine months ended April 30, 2011 (filed herewith).

Exhibit 99.3	Text of HP’s press release entitled “HP to Acquire Leading Enterprise Information Management Software Company Autonomy Corporation plc” (furnished herewith).

Exhibit 99.4	Text of HP’s press release entitled “HP to Evaluate Strategic Alternatives for Personal Systems Group” (filed herewith).